                                                                  EXHIBIT 10.2

                                  SECURITY AGREEMENT



      This Security Agreement ("Agreement") dated November 30, 1999, by and between GLOBAL MEDIA CORP., a [Nevada corporation] ("Borrower") and ROLLING OAKS ENTERPRISES, LLC, a California limited liability company ("Secured Party").

                                       RECITALS

      A. Secured Party has made a loan to Borrower in the original principal amount of Five Hundred Thousand Dollars ($500,000.00), which loan is evidenced by that certain Promissory Note, executed by the Borrower in favor of Secured Party, dated November __, 1998, in the original amount of Five Hundred Thousand Dollars ($500,000) (the "Note").

      B. Borrower desires to guarantee and secure Borrower's obligations under the Note by, among other collateral the pledge of the personal property, more particularly described in this Agreement.

      NOW, THEREFORE, the parties agree as follows:

      1. GRANT OF SECURITY INTEREST. Borrower, in consideration of Secured Party advancing the Loan to Borrower, hereby grants, conveys, and assigns to Secured Party as security for Borrower's faithful performance of its obligations under the Note, all of Borrower's existing and future right, title and interest in,, to and under the property listed in Section 2 of this Agreement.

      2.    PROPERTY.  The property subject to the security interest granted in
Section 1 (the "Collateral") is the personal property, as described in more detail on EXHIBIT A attached hereto.

      3.    COVENANTS OF BORROWER.  Borrower agrees and covenants as follows:

            3.1 OWNERSHIP OF COLLATERAL. Borrower is the sole owner of the Collateral and will defend the Collateral against the claims and demands of all other persons at any time claiming the same or any interest therein.

            3.2 SALE OR REMOVAL OF COLLATERAL PROHIBITED. Borrower shall not sell, encumber, pledge, mortgage, assign, grant a security interest in, or otherwise transfer the Collateral without the prior written consent of Secured Party which consent may be given or withheld by Secured Party in its sole and absolute discretion.

            3.3 PERFECTION OF SECURITY INTEREST. Borrower agrees to execute and file financing statements, and do whatever may be necessary under the applicable Uniform Commercial Code in the state where the Collateral is located, to perfect and continue Secured Party's interest in the Collateral, all at the Borrower's expense. Borrower hereby constitutes and appoints Secured Party as its true and lawful attorney, irrevocably, with the full power, but not obligation to take any action, which Secured Party may deem necessary or advisable, including, but not limited to filing of a financial statement in connection with the Collateral.

      4. FORBEARANCE BY SECURED PARTY NOT A WAIVER. Any forbearance by Secured Party in exercising any right or remedy hereunder, or otherwise afforded by applicable law, shall not be a waiver of or preclude the exercise of any other right or remedy. The acceptance by Secured Party of payment of any sum secured by this Agreement and the Loan Documents after the due date of such payment shall not be a waiver of Secured Party's right to either require prompt payment when due of all other sums so secured or to declare a default for failure to make prompt payment. The payment of taxes or other liens or charges by Secured Party shall not be a waiver of Secured Party's right to accelerate the maturity of the indebtedness secured by this Agreement.

      5. UNIFORM COMMERCIAL CODE SECURITY AGREEMENT. This Agreement is intended to be a security agreement pursuant to the Uniform Commercial Code for any of the items specified above as part of the Collateral which, under applicable law, may be subject to a security interest pursuant to the Uniform Commercial Code, and Borrower hereby grants Secured Party a security interest in said items. Borrower agrees that Secured Party may file any appropriate document in the appropriate index as a financing statement for any of the items specified above as part of the Collateral. In addition, Borrower agrees to execute and deliver to Secured Party, upon Secured Party's request, any financing statements, as well as extensions, renewals and amendments thereof, and reproductions of this Agreement in such form as Secured Party may require to perfect a security interest with respect to said items. Borrower shall pay all costs of filing such financing statements and any extensions, renewals, amendments, and releases thereof, and shall pay all reasonable costs and expenses of any record searches for financing statements Secured Party may reasonably require. Without the prior written consent of Secured Party, Borrower shall not create or suffer to be created pursuant to the Uniform Commercial Code any other security interest in the Collateral, including replacements and additions thereto. Upon the occurrence of an event of default under the Loan Documents, Secured Party shall have the remedies of a secured party under the Uniform Commercial Code and, at Secured Party's option, may also invoke the other remedies provided in this Agreement as to such items. In exercising any of said remedies, Secured Party may proceed against any items specified above as part of the Collateral separately or together and in any order whatsoever, without in any way affecting the availability of Secured Party's remedies under the Uniform Commercial Code or of the other remedies provided in this Agreement or the Note.

      6. DEFAULT BY BORROWER. Upon and at any time following any default of the Borrower under the Note, Secured Party may, at its option, proceed directly and at once, without notice, against Borrower to collect and recover the full amount of the liability under the Note, or any portion thereof, without proceeding against any other person, (i) the right to have other property of Borrower first applied to the discharge of such indebtedness, and (ii) the pleading of any statute of limitations as its defense to the obligation hereunder.

      7. INDEBTEDNESS. The word "indebtedness" as used in this Agreement includes not only debts voluntarily contracted, but every debt, obligation or liability however arising and whether the same be due or owing absolute or contingent, determined or inchoate, and this Agreement shall extent to and cover all renewals and extensions of any claims or demands guaranteed under this instrument.

      8.    RIGHTS OF SECURED PARTY.

            8.1 Upon Borrower's default Secured Party may sell all or any part of the Collateral. Secured Party shall give Borrower reasonable notice of the time and place of any sale or of the time which any private sale or other disposition of the Collateral is to be made, and notice given at least 10 days before the time of the sale or other disposition shall be conclusively presumed to be reasonable.

            8.2 Payment shall be in cash or by certified check immediately following the close of the sale.

            8.3 Notwithstanding any provision of this Agreement, Secured Party shall be under no obligation to offer to sell the Collateral. In the event Secured Party offers to sell the Collateral, Secured Party will be under no obligation to consummate a sale of the Collateral if, in its reasonable business judgment, none of the offers received by it reasonably approximates the fair value of the Collateral.

            8.4 In the event Secured Party elects not to sell the Collateral, Secured Party may elect to follow the procedures set forth in the Uniform Commercial Code for retaining the Collateral in satisfaction of Borrower's obligation, subject to the Borrower rights under such procedures.

      9. WAIVER OF MARSHALLING. Notwithstanding the existence of any other security interest in the Collateral held by Secured Party or by any other party, Secured Party shall have the right to determine the order in which any or all of the Collateral shall be subjected to the remedies provided by this Agreement. Secured Party shall have the right to determine the order in which any or all portions of the indebtedness secured by this Agreement are satisfied from the proceeds realized upon the exercise of the remedies provided in this Agreement. Borrower and any party who consents to this Agreement, and any party who now or hereafter acquires a security interest in the Collateral and who has actual or constructive notice of this Agreement, hereby waives any and all right to require the marshalling of assets in connection with the exercise of any of the remedies permitted by applicable law or by this Agreement.

      10. REMEDIES CUMULATIVE. Each remedy provided in this Agreement is distinct and cumulative to all other rights or remedies under this Agreement or afforded by law or equity, and may be exercised concurrently, independently, or successively, in any order whatsoever.

      11.   MISCELLANEOUS.

            11.1 HEADINGS. All headings herein are inserted only for convenience and each of reference and are not to be considered in the construction or interpretation of any provision of this Agreement.

            11.2 SEVERABILITY. If any provision of this Agreement is held to be illegal, invalid or unenforceable under the present or future laws effective during the term of this Agreement, such provision will be fully severable; this Agreement will be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part of this Agreement; and the remaining provisions of this Agreement will remain in full force and effect and will not be affected by the illegal, invalid, or unenforceable provision or by its severance from this Agreement.

            11.3 ENTIRE AGREEMENT. This Agreement constitutes the entire agreement with respect to the subject matter hereof between the parties hereto and shall supersede and completely replace any prior agreement or understandings, written or oral, between the parties hereto regarding the subject matter hereof, and any such prior agreements or understanding shall be of no further force or effect. This Agreement may only be modified by an agreement or understanding in writing executed by all parties hereto.

            11.4 MULTIPLE COUNTERPARTS. This Agreement may be executed in several counterparts, each of which shall be deemed an original, and all such counterparts shall constitute one and the same instrument. In making proof hereof, it will be necessary to produce only one copy hereof signed by the party to be charged.

            11.5 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with, the laws of the State of California.

      IN WITNESS WHEREOF, the parties hereto have executed this Security Agreement as of the date first set forth above.

BORROWER:                          GLOBAL MEDIA CORP., a __________

                                   By: /s/ Michael Metcalfe
                                      ----------------------------------------
                                      Michael Metcalfe
                                      President

                                   By: /s/ Winston V. Barta
                                      ----------------------------------------
                                      Winston V. Barta
                                      Secretary

SECURED PARTY:                     ROLLING OAKS ENTERPRISES, LLC, a
                                   California limited liability company

                                   By:
                                      ----------------------------------------
                                      Brian C. Sullivan
                                      Manager

                                      EXHIBIT A
                                 GLOBAL MEDIAL CORP.
                              SCHEDULE OF CAPITAL ASSETS
                                    JULY 31, 1998

---------------------------------------------------------------------------------------------------------------------------
 ITEM 1 Capital Assets                                        CAN                     EXCHANGE          US
 ---------------------                                        EQUIVALENT              RATE              EQUIVALENT
---------------------------------------------------------------------------------------------------------------------------
 Office Equipment
---------------------------------------------------------------------------------------------------------------------------
       Call Center Furniture (20
       partitioned desks)                         13,498.52
---------------------------------------------------------------------------------------------------------------------------
       Island Business Products - file
       cabinets                                    2,248.97
---------------------------------------------------------------------------------------------------------------------------
       Island Business Products - chairs
                                                     257.55
---------------------------------------------------------------------------------------------------------------------------
       Island Business Products - desk
                                                     802.50
---------------------------------------------------------------------------------------------------------------------------
       Island Business Products - misc
                                                     213.06
---------------------------------------------------------------------------------------------------------------------------
       Cliff Baker - book rack                       140.19
---------------------------------------------------------------------------------------------------------------------------
       Promark Construction - boardroom
       table, lunch benches, lockers,
       glass partition, 20 chairs, 2
       building signs                              8,144.10
---------------------------------------------------------------------------------------------------------------------------
       Panasonic Photocopier                       2,241.65
---------------------------------------------------------------------------------------------------------------------------
       4-Drawer Filing Cabinet                       255.72          27,802.26              1,450.39           19,168.82
                                                                    ----------                                ----------
---------------------------------------------------------------------------------------------------------------------------
 Total Office Equipment                                              27,802.26              1,450.39           19,168.82
                                                                    ----------                                ----------
---------------------------------------------------------------------------------------------------------------------------
 Leasehold Improvements
---------------------------------------------------------------------------------------------------------------------------
       From Reception Area                         2,795.94
---------------------------------------------------------------------------------------------------------------------------
       Promark Construction -
       partitions, doors, lighting,
       lumber, ceiling tiles                       5,561.05
---------------------------------------------------------------------------------------------------------------------------
       Promark Construction - carpeting
       and tiles                                   4,284.12          12,541.11              1,459.39           8,715.66
                                                   --------         ----------                                ----------
---------------------------------------------------------------------------------------------------------------------------
 Total Leasehold Improvements                                        12,541.11              1,450.39           8,715.66
                                                                    ----------                                ----------
---------------------------------------------------------------------------------------------------------------------------
 Computer Hardware
---------------------------------------------------------------------------------------------------------------------------
       2 IBM Aptiva Computers and
       Monitors (Pentium)                          6,148.94
---------------------------------------------------------------------------------------------------------------------------
       2 AST Computers and Monitors
       (486)                                       3,540.00
---------------------------------------------------------------------------------------------------------------------------
       AST Computer and Monitor
       (Pentium)                                   2,054.00
---------------------------------------------------------------------------------------------------------------------------
       1 Okidata Printer                             406.00
---------------------------------------------------------------------------------------------------------------------------
       1 Printer (Brother HL-730 Plus)               785.00
---------------------------------------------------------------------------------------------------------------------------
       McDermid & St. Lawrence -
       Computer                                      785.00
---------------------------------------------------------------------------------------------------------------------------
       Citibank - VISA - satellite
       internet downlink                             691.46
---------------------------------------------------------------------------------------------------------------------------
       Robert Fuller - 10 modems for
       progressive dialer                            360.35
---------------------------------------------------------------------------------------------------------------------------
       Network Router Hub                          2,187.87
---------------------------------------------------------------------------------------------------------------------------
       Waterstreet - Computer Backup
       System, 3 Fax Modems,
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
 ITEM 1 Capital Assets                                        CAN                     EXCHANGE          US
 ---------------------                                        EQUIVALENT              RATE              EQUIVALENT
---------------------------------------------------------------------------------------------------------------------------
       Network Systems Rack, 1
       Pentium Computer                            3,598.00          20,406.61              1,450.39           14,069.74
                                                   --------         ----------                                ----------
---------------------------------------------------------------------------------------------------------------------------
 Total Computer Hardware                                             20,406.61                                 14,069.74
                                                                    ----------                                ----------
---------------------------------------------------------------------------------------------------------------------------
 Computer Software
---------------------------------------------------------------------------------------------------------------------------
       Data Base Management                        3,271.00
---------------------------------------------------------------------------------------------------------------------------
       Abacus Accounting                           1,895.00
---------------------------------------------------------------------------------------------------------------------------
       Microsoft Office - Multi Office
       License                                     2,250.00
---------------------------------------------------------------------------------------------------------------------------
       Customer Ordering System                      901.50
---------------------------------------------------------------------------------------------------------------------------
       Quick Books                                   175.00
---------------------------------------------------------------------------------------------------------------------------
       PC Quote                                    1,058.23
---------------------------------------------------------------------------------------------------------------------------
       Mastercard - Extractor Pro                    605.47          10,156.20              1,450.39            7,002.39
                                                     ------         ----------                                ----------
---------------------------------------------------------------------------------------------------------------------------
 Total Computer Software                                             10,156.20              1,450.39            7,002.39
                                                                    ----------                                ----------
---------------------------------------------------------------------------------------------------------------------------
 Call Center - Development
---------------------------------------------------------------------------------------------------------------------------
       BC Telephone - 3 telephones                   184.73
---------------------------------------------------------------------------------------------------------------------------
       BC Telephone - install phone
       lines                                          40.00
---------------------------------------------------------------------------------------------------------------------------
       Orion 2000 Technologies - install
       virtual server                                500.00
---------------------------------------------------------------------------------------------------------------------------
       Winston Barta - internet design             1,000.00
---------------------------------------------------------------------------------------------------------------------------
       Vic Bergeron - reconfigure server             500.00
---------------------------------------------------------------------------------------------------------------------------
       BC Telephone - hook up lines                2,584.60
---------------------------------------------------------------------------------------------------------------------------
       J. Dumont Consulting - computer             1,920.00
---------------------------------------------------------------------------------------------------------------------------
       ProNet Communications - internet
       set up                                        502.90
---------------------------------------------------------------------------------------------------------------------------
       Dennis Morgan - internet design             1,000.00
---------------------------------------------------------------------------------------------------------------------------
       Winston Barta - internet design             2,000.00
---------------------------------------------------------------------------------------------------------------------------
       Winston Barta - internet design             1,389.02
---------------------------------------------------------------------------------------------------------------------------
       Winston Barta - internet design             1,500.00
---------------------------------------------------------------------------------------------------------------------------
       Steven Bubalo - team of testers
       for system                                 11,424.00
---------------------------------------------------------------------------------------------------------------------------
       Steven Bubalo - team of testers
       for system                                  1,000.00
---------------------------------------------------------------------------------------------------------------------------
       Promark Construction - computer
       consultant                                  6,000.00
---------------------------------------------------------------------------------------------------------------------------
       Simmer Systems Mgmt - misc
       supplies                                      475.77
---------------------------------------------------------------------------------------------------------------------------
       CTI Telephone - testing                     1,801.52
---------------------------------------------------------------------------------------------------------------------------
       Winston Barta - database design             2,500.00
---------------------------------------------------------------------------------------------------------------------------
       Winston Barta - database design             1,500.00
---------------------------------------------------------------------------------------------------------------------------
       Simmer Systems Mgmt - misc
       supplies                                      323.92
---------------------------------------------------------------------------------------------------------------------------
       BC Telephone - ISDN line                    2,566.59
---------------------------------------------------------------------------------------------------------------------------
       CTI Telephone - testing system              1,453.99
---------------------------------------------------------------------------------------------------------------------------
       CTI Telephone - testing system                861.90
---------------------------------------------------------------------------------------------------------------------------
       Winston Barta - database design             1,750.00
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
 ITEM 1 Capital Assets                                        CAN                     EXCHANGE          US
 ---------------------                                        EQUIVALENT              RATE              EQUIVALENT
---------------------------------------------------------------------------------------------------------------------------
       Winston Barta - database design             1,750.00
---------------------------------------------------------------------------------------------------------------------------
       BC Telephone - testing system               2,329.39
---------------------------------------------------------------------------------------------------------------------------
       Winston Barta - database design             2,000.00
---------------------------------------------------------------------------------------------------------------------------
       Winston Barta - misc parts                    597.70
---------------------------------------------------------------------------------------------------------------------------
       Steven Bubalo - software
       development                                 1,459.16
---------------------------------------------------------------------------------------------------------------------------
       Scott Simmer - software
       development                                 4,200.00
---------------------------------------------------------------------------------------------------------------------------
       Scott Simmer - software
       development                                 1,400.00
---------------------------------------------------------------------------------------------------------------------------
       Winston Barta - database design             3,500.00
---------------------------------------------------------------------------------------------------------------------------
       Scott Simmer - software
       development                                 1,500.00
---------------------------------------------------------------------------------------------------------------------------
       Promark Construction
       - running wiring for network                3,560.50
       - database development                      5,000.00
       - network cards                             1,800.13
---------------------------------------------------------------------------------------------------------------------------
       Scott Simmer - Telephone System
       Layout                                      4,500.00
---------------------------------------------------------------------------------------------------------------------------
       Steven Bubalo - Wiring Telephone
       Systems                                    10,500.00
---------------------------------------------------------------------------------------------------------------------------
       Scott Simmer - Computer System
       Layout                                      4,500.00
---------------------------------------------------------------------------------------------------------------------------
       Scott Simmer - Wiring Telephone
       System                                      2,437.50
---------------------------------------------------------------------------------------------------------------------------
       Steven Bubalo - Wiring Telephone
       System with Computers                       3,000.00
---------------------------------------------------------------------------------------------------------------------------
       Scott Simmer - Data Base Spec
       Design - Software                          25,850.00
---------------------------------------------------------------------------------------------------------------------------
       Gary Gantz - Wiring Computer
       outlets from Server                        25,850.00
---------------------------------------------------------------------------------------------------------------------------
                                                       0.00         133,363.32              1,450.39           91,949.97
                                                       ----
---------------------------------------------------------------------------------------------------------------------------
 Total Call Center - Development                                    133,363.32              1,450.39           91,949.97
                                                                    ----------                                ----------
---------------------------------------------------------------------------------------------------------------------------
       Tim Stewart - 10 computers,
       printers, scanner, 10 telephones
       with control box                           39,088.50
---------------------------------------------------------------------------------------------------------------------------
       BC Telephone - 3 telephones                   802.50
---------------------------------------------------------------------------------------------------------------------------
       J Dumont Consulting - 2 computers           4,299.26
---------------------------------------------------------------------------------------------------------------------------
       J Dumont Consulting - Panasonic
       main telephone system                       5,143.53
---------------------------------------------------------------------------------------------------------------------------
       The Communication Connection -
       headsets                                      802.50
---------------------------------------------------------------------------------------------------------------------------
       Canadian Communication - headsets           1,588.80
---------------------------------------------------------------------------------------------------------------------------
       J Dumont Consulting - 1 computer            2,204.76
---------------------------------------------------------------------------------------------------------------------------
       J Mann - 40 telephones and 2
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
 ITEM 1 Capital Assets                                        CAN                     EXCHANGE          US
 ---------------------                                        EQUIVALENT              RATE              EQUIVALENT
---------------------------------------------------------------------------------------------------------------------------
       control boxes                              12,000.00
---------------------------------------------------------------------------------------------------------------------------
       J Dumont - Hard Drive                         479.94
---------------------------------------------------------------------------------------------------------------------------
       J Dumont - 4 Pentium Computers
       with Monitors                               7,587.84
---------------------------------------------------------------------------------------------------------------------------
       J Dumont - Computer Fax Server              3,060.90
---------------------------------------------------------------------------------------------------------------------------
       Waterstreet - 1 Pentium Computer
       with Monitor                                2,228.62          80,287.15               1,450.39          55,355.56
                                                   --------         ----------                                ----------
---------------------------------------------------------------------------------------------------------------------------
 Total Call Center - Equipment/Hardware                              80,287.15               1,450.39          55,355.56
                                                                    ----------                                ----------
---------------------------------------------------------------------------------------------------------------------------
 Call Center - Equipment/Software
---------------------------------------------------------------------------------------------------------------------------
       Tim Stewart - 10 stations
       user/licenses for (NT Windows,
       Goldmine, Faxrush, Call Comando)           17,628.25
---------------------------------------------------------------------------------------------------------------------------
       Citibank - VISA - proxy server
       software                                      580.72
---------------------------------------------------------------------------------------------------------------------------
       Scott Simmer                                1,532.26
---------------------------------------------------------------------------------------------------------------------------
       Simmer Systems - upgrade to 20
       users for Goldmine                          4,092.60          24,033.83              1,450.39           16,570.60
                                                   --------         ----------                                ----------
---------------------------------------------------------------------------------------------------------------------------
 Total Call Center - Equipment/Software                              24,033.83              1,450.39           16,570.60
                                                                    ----------                                ----------
---------------------------------------------------------------------------------------------------------------------------
 Web Site - Software
---------------------------------------------------------------------------------------------------------------------------
       2 B's Communications                        2,000.00
---------------------------------------------------------------------------------------------------------------------------
       2 B's Communications                        3,093.00           5,093.00              1,450.39            3,511.47
                                                   --------         ----------                                ----------
---------------------------------------------------------------------------------------------------------------------------
 Total Web Site - Software                                            5,093.00              1,450.39            3,511.47
                                                                    ----------                                ----------
---------------------------------------------------------------------------------------------------------------------------
 TOTAL ASSETS                                                       313,783.48              1,450.39          216,344.21
                                                                    ----------                                ----------
---------------------------------------------------------------------------------------------------------------------------
 ITEM 2
---------------------------------------------------------------------------------------------------------------------------
       1,000,000 Global Media Shares
---------------------------------------------------------------------------------------------------------------------------

                                  GLOBAL MEDIA CORP.
                                    RENTAL SUMMARY

LEASE: 5 year term began Oct. 1, 1997 at the end of 2 month fixturing period, and has 5 year option to renew.

RATE: 1. BASE RENT -- $8.00 per sq. ft. beginning Oct. 1, 1997 to be paid as follows:


            YEAR 1 AND 2

            a) $16,000 annual base rent portion to be paid monthly in advance at $1,333.33 per month.
            b) $29,736 annual base rent portion to be paid in advance by company stock at $0.50 per share and due upon company registration with a stock exchange and share issuance.

            YEAR 3 THROUGH 5

            Base rent at $8.00 per sq. ft. due monthly in advance at $3,811.33 per month.

            2. TRIPLE NET expenses to be paid monthly in advance concurrently with the base rent figure above, with estimated expenses for 1998 as per lease clause 2, 4 and 6 estimated at $6.00 per sq. ft., or $34,302.00 annually or $2,858.50 monthly.

            3. GST on the whole of base rent and triple net expenses as above, totaling 7% of $4,191.83 or $293.43 monthly.

MONTHLY RENT AMOUNT DUE

            Base                 $1,333.33
            Triple Net           $2,858.50
            GST                  $  293.43
                                 ---------
            Total                $4,485.26